UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2021

THE CONTAINER STORE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36161	26-0565401
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Freeport Parkway

Coppell, TX 75019

(Address of principal executive offices) (Zip Code)

(972) 538-6000

(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2021, Timothy Flynn notified The Container Store Group, Inc. (the “Company”) of his resignation from the Board of Directors (the “Board”) and Culture and Compensation Committee of the Board, effective March 29, 2021 (the “Effective Date”).

On December 20, 2021 the Board elected Lisa Klinger as a Class III director of the Company, effective on the Effective Date, for a term expiring at the annual meeting of shareholders in 2022 or until her earlier death, resignation or removal. In addition, the Board appointed Ms. Klinger to serve on the Audit Committee of the Board.

Ms. Klinger will participate in the Company’s standard compensation program for non-employee directors, which currently includes:

•	an annual retainer of $80,000, payable quarterly;

•	additional annual retainer of $5,000 for serving as a member of the Audit Committee;

•	an initial grant of stock options, restricted shares or restricted stock units (the “Initial Award”), as determined by the Board, with a value equal to a prorated portion of $130,000, based on the portion of the initial year served by the non-employee director following election to the Board; and

•	an annual grant of an equity award of stock options, restricted shares or restricted stock units (the “Annual Award”), as determined by the Board, with a value on the date of grant of $130,000.

The Initial Award and each Annual Award will vest on the earlier of (x) the day immediately preceding the date of the first Annual Meeting following the date of grant and (y) the first anniversary of the date of grant.

Ms. Klinger has also entered into the Company’s standard indemnification agreement for directors and officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONTAINER STORE GROUP, INC.

Date: December 22, 2021	By:	/s/ Jeffrey A. Miller
Jeffrey A. Miller
Chief Financial Officer